UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2008

GLOBAL BPO SERVICES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 517-3248

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 29, 2008, Global BPO Services Corp. (“GBPO”) issued a press release announcing its stockholders approved the proposed acquisition of Stream Holdings Corporation (“Stream”) at the annual meeting held on July 29, 2008. All of the additional proposals presented at the annual meeting were also approved by GBPO stockholders. A copy of the press release described above is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BPO SERVICES CORP.

Date: July 29, 2008	By:	/s/ R. Scott Murray
	Name:	R. Scott Murray
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Global BPO Services Corp. dated July 29, 2008.